SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ x ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement [ ] Confidential for Use of the Commission Only
[x] Definitive Proxy Statement       (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             Garment Graphics, Inc.

                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   $125  per  Exchange  Act  Rules   0-11(c)(1)(ii),   14a-6(i)(1)   or
      14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(4)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                             GARMENT GRAPHICS, INC.
                               2260 Woodale Drive
                          Mounds View, Minnesota 55112

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 25, 1996


     NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders of Garment Graphics, Inc. ("Garment") will be held on Wednesday, July 25, 1996 at 3:15 p.m., local time, at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota, 55402, for the following purposes:


1. To elect two Class II directors to hold office until the 1999 Annual Meeting of Shareholders.

2. To amend Garment's 1992 Stock Option Plan to increase the number of shares of common stock reserved for issuance under the plan by 150,000.

3. To transact such other business as may be properly brought before the Annual Meeting.

Only holders of record of outstanding shares of Garment Common Stock at the close of business on June 26, 1996, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Prior to the actual voting thereof, a proxy may be revoked by the person executing such proxy by filing with the Secretary or any other officer of Garment at or before the Annual Meeting a written revocation of proxy or a duly executed proxy bearing a later date. If no instructions are provided in a proxy sent to Garment, the proxy will be voted in favor of the proposals to be considered at the Annual Meeting.

                                            By Order of the Board of Directors




Mounds View, Minnesota                      John M. Gunnarson, Secretary
June 28, 1996

                             YOUR VOTE IS IMPORTANT

   TO VOTE YOUR SHARES,  PLEASE MARK,  SIGN AND DATE THE ENCLOSED
   PROXY  CARD AND MAIL IT  PROMPTLY  IN THE  ENCLOSED  RETURN
   ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES

                             GARMENT GRAPHICS, INC.
                               2260 Woodale Drive
                          Mounds View, Minnesota 55112
                                 (612) 786-6220

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                  JULY 25, 1996

     This Proxy Statement, which is to be mailed on or about June 28, 1996, is furnished to shareholders on behalf of the Board of Directors for solicitation of proxies for use at the Annual Meeting of Shareholders of Garment Graphics, Inc. (the "Company") to be held on July 25, 1996, at 3:15 p.m., at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota 55402 and at any adjournment of the meeting.

     The cost of soliciting proxies, including the cost of preparing and mailing the notice of annual shareholders meeting and this proxy statement, will be paid by the Company. Solicitation will be primarily by mailing this proxy statement to all shareholders entitled to vote at the meeting. Proxies may be solicited by officers of the Company personally, but at no compensation in addition to their regular compensation as officers. In addition, the Company will reimburse brokers, banks, and others for their expense in sending or obtaining proxy material from beneficial owners. Nominal fees may be incurred in this effort.

     Any proxy may be revoked at any time before it is voted by written notice to the Secretary or any other officer of the Company, or by filing a proxy properly signed and dated subsequent to an earlier proxy. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

     Only shareholders of record at the close of business on June 26, 1996, may vote at the meeting or at any adjournment. As of that date, there were 3,081,128 outstanding shares of $.001 par value Common Stock of the Company. The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received prior to the meeting. Each shareholder of record is entitled to one vote for each share registered in his or her name. Cumulative voting is not permitted.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of Common Stock beneficially owned as of June 12, 1996 by: (i) each person known to Garment to be the beneficial owner of more than 5% of the outstanding Garment Graphic's Common Stock; (ii) by each director and nominee for election to the Board of Directors of Garment and by each executive officer named in the Summary Compensation Table; and (iii) by all directors, nominees for directors and executive officers as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of               Number of Shares            Percent of
Beneficial Owner                  Beneficially Owned          Class


R. Neil Hamlin                       568,925(1)                18.4%
2260 Woodale Drive
Mounds View, MN  55112

John M. Gunnarson                    446,261(1)                14.4%
2260 Woodale Drive
Mounds View, MN  55112

Edwin N. Peterson                      7,500(2)                 2.5%
4320 Highland Drive
Shoreview, MN  55126

Donald M. Roux                        55,000(2)                 1.8%
5001 NE Pennine Pass
Columbia Heights, MN  55421

William H. Spell                     147,778(3)                 4.7%
2430 Metropolitan Centre
333 South Seventh Street
Minneapolis, MN  55402

Richard W.  Perkins                  262,381(4)                 8.4%
730 East Lake Street
Wayzata, MN  55391

Barbara S. Remley                    123,400(5)                 3.9%
2260 Woodale Drive
Mounds View, MN  55112

Robert A. Lucas                      155,000(6)                 4.9%
2260 Woodale Drive
Mounds View, MN  55112

Directors and Executive Officers
 as a group (8 persons)            1,836,245(7)                53.8%

(Footnotes contained on page 3)


1) Includes 10,000 shares which may be acquired upon exercise of options presently exercisable or exercisable within 60 days of June 26, 1996.

2) Includes 15,000 shares which may be acquired upon exercise of options presently exercisable or exercisable within 60 days of June 26, 1996.

3) Includes 60,278 shares which may be acquired upon exercise of options or warrants presently exercisable or exercisable within 60 days of June 26, 1996, and 7,500 shares held by the Spell Foundation.

4) Includes 129,625 shares and warrants to purchase 15,131 shares held by Perkins Capital Management, Inc. of which Mr. Perkins is a shareholder and President. Also includes 22,000 shares held by Profit Sharing Plans for Mr. Perkins' account, 2,500 shares held by the Perkins Foundation and 29,375 shares which may be acquired by Mr. Perkins upon exercise of options or warrants currently exercisable or exercisable within 60 days of June 26 , 1996.

5) Includes 83,400 shares which may be acquired upon exercise of options presently exercisable or exercisable within 60 days of June 26, 1996.

6) Includes 105,000 shares which may be acquired upon exercise of options presently exercisable or exercisable within 60 days of June 26, 1996.

7) Includes 343,184 shares which may be acquired upon exercise of options or warrants presently exercisable or exercisable within 60 days of June 26, 1996.


                          ITEM 1: ELECTION OF DIRECTORS

General Information

     The Bylaws of the Company provide that the number of directors shall be not less than three nor more than nine, as determined by the Board or the shareholders. The Board has set the number of directors for the ensuing year at seven. The Bylaws also provide for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only Class II directors will be elected at the Annual Meeting. Directors who are members of Class I and III will continue to serve for the terms for which they were elected at the 1994 and 1995 Annual Meeting respectively. John M. Gunnarson and William H. Spell are current Class II directors whose terms expire as of this Annual Meeting. Messrs. Gunnarson and Spell have been nominated for reelection as Class II directors by the Board of Directors and each has consented to being named as a nominee. It is intended that solicited proxies will be voted for such nominees. The Company believes that each nominee named below will be able to serve; but in the event any nominee is unable to serve as a director, the persons named as proxies have advised the Company that they will vote for the election of such substitute nominee as the Board of Directors may propose or, in the absence of such proposal, for such fewer directors as results from the inability of a nominee to serve.


   The Board currently consists of seven directors, including the nominees listed below:

   Class II nominees whose terms of office will be until the 1999 Annual Meeting of Shareholders if elected by the shareholders:

                           John M. Gunnarson
                           William H. Spell

   Class III directors whose terms of office will continue until the 1997 Annual Meeting of Shareholders:

                           Donald M. Roux
                           Richard W. Perkins
                           R. Neil Hamlin

   Class I directors whose terms of office will continue until the 1998 Annual Meeting of Shareholders:

                           Barbara S. Remley
                           Edwin N. Peterson

     The following is information concerning the principal occupations, for at least the past five years, of the nominees and all other directors whose terms continue beyond the Annual Meeting:

     R. Neil Hamlin, age 58, founded Garment and has been Chief Executive Officer since 1992, formerly President from 1976 to 1992, a director since 1976 and Chairman of the Board of Directors of Garment since January 1988. From 1974 through 1976, Mr. Hamlin was employed by Gopher Athletic Supply, Owatonna, Minnesota, as director of Lettering Operation. From 1970 through 1974, Mr. Hamlin founded and operated Interstate Athletic Lettering, St. Paul, Minnesota, until the company was sold to Gopher Athletic Supply in 1974. From 1956 through 1974, Mr. Hamlin owned and operated Range Lettering in Virginia, Minnesota, and was active in its operation until Interstate Athletic was formed. Mr. Hamlin served 12 years as a member of the Minnesota National Guard and graduated from the Minnesota Military Academy as an Armor Officer. During 1986, he served as an officer and director of Maximus, Inc. a company that was inactive until the company was acquired by Vocam Systems, Inc. in 1987.

     Barbara S. Remley, age 44, was appointed President of Garment in May 1994 and joined the Board of Directors in August 1994. Ms. Remley joined Garment in May 1992 as its Chief Financial Officer and was named Chief Operating Officer October 1992. From 1991 to 1992, Ms. Remley consulted with several Minneapolis venture companies in various capacities. From 1983 to 1991 Ms. Remley was employed by The George Worthington Company, a hardware distribution company based in Cleveland, Ohio, in various capacities including Vice President-Chief Financial Officer, Treasurer and Secretary. From 1973 to 1983, Ms. Remley, a Certified Public Accountant, was employed by Ernst & Young (formerly Ernst & Ernst).

     John M. Gunnarson, age 43, was co-founder and has been an employee of Garment since its inception in 1976. Mr. Gunnarson was named Vice Chairman of the Board of Directors in May 1994. Mr. Gunnarson has been Vice President-Manufacturing since 1987 and Secretary since 1976 and was production manager from 1976 to 1987. From 1974 through 1976, Mr. Gunnarson was employed by Gopher Athletic Supply, Owatonna, Minnesota, as production manager of the imprint and athletic sewing departments. From 1971 through 1974, Mr. Gunnarson was a principal in Interstate Athletic Lettering, St. Paul, Minnesota, until the company was sold to Gopher Athletic Supply in 1974. Mr. Gunnarson has extensive expertise and experience in the imprinted sportswear industry. Mr. Gunnarson has served on the Board since 1976.

     Edwin N. Peterson, age 66, was general manager of Garment from September 1986 through July 1992 when he retired. From September 1985 to September 1986, Mr. Peterson was the general manager of a division of Wincraft, Inc., a supplier of pennants and awards in advertising specialty markets. Prior to September 1985, Mr. Peterson was an operations manager of a division of Jostens, Inc., a national manufacturer of class rings, yearbooks and other school-related products. Mr. Peterson has served on the Company's Board since 1986.

     Richard W. Perkins, age 65, has been President of Perkins Capital Management, Inc. since 1984 and has had over 30 years experience in the investment business. Prior to establishing Perkins Capital Management, Inc., Mr. Perkins was a Senior Vice President at Piper, Jaffray & Hopwood Incorporated where he was involved in corporate finance and venture capital activities, as well as rendering investment advice to domestic and international investment managers. He has served on the Board of the Company since 1993. Mr. Perkins also serves on the boards of directors of various public companies, including:
Bio-Vascular, Inc., LifeCore Biomedical, Inc., CNS, Inc., Nortech Systems, Inc., Eagle Pacific Industries, Inc., Children's Broadcasting Corporation, Discus Acquisition Corporation and Quantech Ltd.

     Donald M. Roux, age 63, is President and Chief Executive Officer of Roux Marketing Services, a consulting and motivational marketing company, and is a partner of R & B Investments, a land and development company. From 1970 to 1980 he was president of Spotts International, Inc., a promotional fulfillment company. In 1980 Spotts was acquired by Carlson Companies, Inc., and Mr. Roux served as President and Chief Executive Officer of Carlson's Promotional Fulfillment Company until his retirement in 1986. He has served on the Board of Garment from 1988 to 1992 and 1993 to present. Mr. Roux is also a director and past chairman of the Promotional Marketing Association of America, past president of National Premium Sales Executives, Inc., director of the Incentive Federation and founding member and past president of the Minnesota Incentive Organization.

     William H. Spell, age 39, is President of Spell Investment Group, a private equity firm. He is also President of Eagle Pacific Industries, Inc., a $70 million in sales pipe and tubing manufacturer. In addition, Mr. Spell is the Chief Executive Officer and a Director of Discus Acquisition Corporation, which during 1995 completed the leveraged buyout of Peerless Chain, Inc. Peerless, a manufacturer of chain and wire form products, had over $45 million in sales in 1995. Previously, Mr. Spell was involved with the acquisition of a specialty food products company. From 1981 through 1988, Mr. Spell was Vice President and Director of Corporate Finance at John G. Kinnard & Co., a regional investment banking firm located in Minneapolis. Mr. Spell has served on the Board of Garment since 1993. Mr. Spell also serves on the boards of directors of Discus Acquisition Corporation and Eagle Pacific Industries, Inc., as well as several private organizations.

Vote Required; Recommendation

     The election of each nominee requires the affirmative vote of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting. The Board of Directors recommends that the shareholders vote FOR the election of each nominee.

Board and Committee Meetings

     The Board of Directors of the Company held a total of four meetings during the fiscal year ended March 31, 1996. Each director was present for at least 75% of the meetings held by the Board and any committees on which he or she served. The Board of Directors has Compensation, Stock Option and Audit Committees.

     At March 31, 1996, the Compensation Committee consisted of Messrs. Perkins and Roux. The Committee was formed to review and recommend compensation matters including salaries, bonuses and option grants for the executives of the Company. The Committee's findings and recommendations are reported to the Board of Directors for appropriate action. The Compensation Committee held one meeting during fiscal year 1996 and all Committee members were present.

     At March 31, 1996, the Stock Option Committee consisted of Messrs. Hamlin and Gunnarson. The function of the Stock Option Committee is to determine who should receive options under the Company's Stock Option Plans and the terms for any granted option. The Stock Option Committee held two meetings during fiscal year 1996 and all Committee members were present at each meeting.

     At March 31, 1996, the Audit Committee consisted of Messrs. Peterson and Spell. The function of the Audit Committee is to meet with the accounting staff of the Company and the independent accountants engaged to review the financial records of the Company. The Committee reviews the annual audit, the Company's accounting policies and procedures and the financial reporting system, and internal controls employed by the Company. In addition, the Committee reviews the selection and appointment of the independent auditor to serve as auditors of the Company. The Committee's findings and recommendations are reported to the Board of Directors for appropriate action. The Audit Committee held one meeting during fiscal year 1996 and all Committee members were present.

    The Board of Directors does not have a standing Nominating Committee.

Directors Fees

     Directors currently receive $500 for each board meeting attended; however, no fee is paid for committee meetings. Payment of $75 per hour for any special services provided to Garment is paid to directors. No consulting fees were paid to directors in fiscal 1996.

     The Garment 1992 Stock Option Plan provides each non-employee director, upon his or her annual election as a director or continuation after an Annual Meeting if not required to be re-elected, with an automatic grant of a seven-year option to purchase 3,000 shares of Garment Common Stock at the market price on the date of grant. In June 1993 and June 1995, Messrs. Perkins, Peterson, Roux and Spell each waived such automatic option grants for the annual meetings held in 1993 through 1998 in exchange for the grant of options to purchase 9,000 shares at an exercise price of $3.0625 and 18,000 shares at an exercise price of $1.50, respectively. Each option is for a term of seven years and is exercisable in annual increments of one-third of the total number of shares commencing June 1993 (as to the June 1993 option) and June 1996 (as to the June 1995 option).

                             EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

     Compensation Committee's Responsibility. The Compensation Committee of the Board is made up of directors Richard W. Perkins and Donald M. Roux.

     The principal responsibility of the Compensation Committee (the "Committee") with respect to executive level compensation is to ensure that the Company's executive compensation plans (the "Plans") are aligned with and support the Company's business objectives. The Committee evaluates the overall design and administration of the Plans in order to fulfill its responsibility. In addition, to enhance its objectivity and independence, the Committee is comprised entirely of outside directors.

     Compensation Philosophy. The Company seeks to attract and retain top quality people. To ensure this goal is met, the Committee developed a compensation program that links pay to performance, both short and long term. The intent is to tie the interests of management to that of the shareholders by encouraging and rewarding superior financial performance. Executive compensation includes base salaries, annual cash bonuses and long term equity incentives through stock options.

     In Fiscal 1995 and 1996, the primary elements of the executive officers' total compensation program were based on salary, annual incentives, and long term incentives. The elements are designed to:

     (i) motivate executive officers to achieve strategic objectives which promote the future success of the Company and increase shareholder value;

     (ii) reward outstanding performance at the corporate, departmental and individual levels;

     (iii) aid the Company in attracting and retaining executives capable of assuring the future success of the company; and

     (iv)  promote a  pay-for-performance  philosophy  by placing a  significant
portion  of  total   compensation   "at  risk"  while   providing   compensation
opportunities which are comparable to market levels.

     Base Salary. Base salaries for executive officers are reviewed by the Committee on an annual basis. Each year the Committee assesses the executive employee's level of responsibility, experience, individual performance and accountability relative to other Company executives, and external market practices. For Fiscal 1996, salaries were considered to be adequate, so no increase was provided. Each year the Committee reviews the Company's performance and recommends to the full Board the salaries for the coming year. Base salary has been set for Messrs. Hamlin, Gunnarson and Lucas and Ms. Remley for Fiscal 1996 and 1997 at $80,000, $100,000, $150,000 and $120,000, respectively.

     Annual Incentives. The Company's Board of Directors reviews and recommends incentive payments for all executive employees, with the assistance of the Committee. Each year the incentive payment plans or bonus plans are redesigned and evaluated with past results, as well as future Company, department or individual objectives. All plans are general in nature, but each one is tailored specifically to the Board's challenge and individual objectives set forth by the Board at the beginning of the fiscal year.

     Generally, payments under the incentive plans are paid to the executive employees only when specific sales and pretax profit goals are met by the Company, and individual performance objectives of each executive employee are met. The actual payment of any cash bonus is made within thirty days after the completion of the year end audit, and after the Committee determines the amount payable to the employee.

     In Fiscal 1995 and 1996 no cash bonuses were paid to Messrs. Hamlin and Gunnarson or Ms. Remley. Mr. Lucas received a cash bonus of $35,000 in Fiscal 1995 for achievement of sales objectives. No cash bonus was paid to Mr. Lucas in 1996.

     In Fiscal 1997, cash bonuses for the above individuals will not exceed 50% of base salary. Cash bonuses are based on the following: 25% on a profit share plan which is based on sales volume and pretax profits and the remaining 25% based on individual performance objectives mutually agreed upon by the Company and the executive officer and agreed to by the Compensation Committee and the Board of Directors.

     Long Term Incentives. The Company may grant some executive level employees long-term awards, including stock options, performance awards and restricted stock pursuant to the 1992 Incentive Stock Option Plan. The purpose of these awards are to:

     (i) focus executives on the achievement of performance objectives which enhance shareholder value;

     (ii) emphasize the importance of balancing present business needs and long term goals critical to the future success of the Company; and

     (iii) attract and retain executives of superior ability.

     A total of 263,000 stock options were awarded during Fiscal 1996 under the 1992 Incentive Stock Option Plan. Of this total, 120,000 options were awarded to executive officers.

     Ten-Year Option Repricings -- The table below sets forth information with respect to all repricings of previously granted options during the last ten completed fiscal years:

                                 Number of                                                         Length of
                                 Securities     Market Price                                        Original
                                 Underlying     of Stock at                                        Option Term
                                 Options        Time of         Exercise Price     New             Remaining at
                                 Repriced or    Repricing or    at Time of         Exercise          Date of
                                 Amended        Amendment ($)   Repricing or       Price           Repricing or
    Name             Date         (#)                           amendment ($)       ($)              Amendment


Barbara S. Remley   6/15/95       60,000        $1.50           $3.0625           $1.50            60 months
President


     On June 15, 1995, the Compensation Committee canceled the then unvested portion (60,000 shares) of an option to purchase 90,000 shares granted to Barbara S. Remley, the Company's President, in June 1993, and replaced it with an option to purchase 60,000 shares at the then current market value. At the time of the grant of the initial option to Ms. Remley the market in which the Company competes was very stable, and she agreed to serve as the Company's President at a time when the price of the Company's stock was high. Since that time the Company has faced difficulties due to a downturn in the apparel market. The Compensation Committee believes that Ms. Remley performed her duties competently through such difficult times for the Company's market and, in order to adequately compensate her for her efforts on the Company's behalf, deemed it advisable to adjust Ms. Remley's option compensation to reflect the Company's current situation and to maintain the incentives that the options were meant to provide to Company personnel.

     General. The Company provides medical insurance benefits to its executive officers which are generally available to all Company employees. The Company has a profit sharing plan, Employee Stock Purchase Plan and a 401(k) plan, in which all qualified employees participate with restrictions on the executive officers to prevent them, or other employees, from participating in more than one similar plan. At this time, all executive officers are prevented from participating in the Employee Stock Purchase Plan. All executive officers did participate in the Company's 401(k) plan.

     Chief Executive Officer. As indicated above, compensation of the Company's executive officers is designed to be competitive with external market practices. Mr. Hamlin's compensation for Fiscal 1996 included his base salary (which was reduced over the prior year), and other related benefits generally available to the Company's executive officers. Mr. Hamlin did not receive any performance related bonus in 1996 other than the stock options noted in the Option Grants During 1996 Fiscal Year Table.

                               Richard W. Perkins
                               Donald M. Roux
                               Members of the Compensation Committee

Summary Compensation Table

     The following table reflects all compensation paid or to be paid for each of the last three fiscal years to Garment's Chief Executive Officer and other executive officers whose total annual salary and bonus exceeded $100,000 during Fiscal 1996.

                                          Annual Compensation                 Long Term Compensation
                                        -------------------------      ------------------------------------------
                                                                              Awards                  Payouts
                                                                      ----------------------
                                                           Other                   Securities
           Name and                                        Annual      Restricted  Under-                      All
           Principal          Fiscal                        Comp-       Stock      lying         LTIP         Other
           Position           Year      Salary    Bonus   ensation      Awards     Options       Payouts      Compensation
           --------           ----      ------    -----   --------      ------     -------       -------      ------------

  R. Neil Hamlin               1996   $ 80,000          0   $6,000(4)      0         30,000             0     $  654
  Chief Executive              1995    100,000          0        0         0              0             0        638
  Officer(1)                   1994    110,365   $  8,950        0         0              0             0        693

  John M. Gunnarson            1996   $100,000          0   $6,000(4)                30,000             0     $  708
  Vice President of            1995    100,000          0        0         0              0             0        858
  Operations and               1994    120,000   $  8,950        0         0              0             0        960
  Secretary(1)                                                            0

  Barbara Sima Remley          1996   $120,000          0   $6,000(4)      0         90,000             0     $  708
  President, Chief Operating   1995    100,000          0        0         0              0             0        858
  and                          1994    120,000   $ 20,000        0         0         90,000(3)          0        592
  Financial Officer(1)

  Robert A. Lucas              1996   $150,000          0   $8,400(2)      0         30,000             0     $  972
  Vice President of            1995    150,000   $ 35,000    8,400(2)      0              0             0      1,100
  Sales and Marketing          1994    130,000     48,750    7,200(2)      0         30,000             0        714

(1) Messrs. Hamlin and Gunnarson and Ms. Remley are not subject to employment agreements with Garment.
(2) Reflects auto and miscellaneous expense allowance provided under employment agreement.
(3) Includes options to purchase 60,000 shares which were subsequently canceled. See "Executive Compensation - Report of the Compensation Committee on Executive Compensation."
(4)  Miscellaneous expense allowance.

                      Option Grants During 1996 Fiscal Year

     The following table provides information regarding stock options granted during Fiscal 1996 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

                                                                                               Potential Realizable
                                                                                                 Value at Assumed
                                                                                              Annual Rates of Stock
                                                                                              Price Appreciation for
                                                             Individual Grants                     Option Term
                                         -------------------------------------------------  ---------------------------
                                           Percent of
                                              Total
                         Number of           Options
                         Securities        Granted to
                         Underlying         Employees      Exercise or
                          Options           in Fiscal      Base Price       Expiration
        Name              Granted             Year          Per Share          Date              5%            10%
        ----              --------            ----          ---------          ----              --            ---

R. Neil Hamlin             30,000(1)          15.7%           $1.65       June 15, 2002          $13,820     $ 38,192

John M. Gunnarson          30,000(1)          15.7%            1.65       June 15, 2002           13,820       38,192

Barbara S. Remley          90,000(1)(2)       47.1%            1.50       June 15, 2002           54,959      128,077

Robert A. Lucas            30,000(1)          15.7%            1.50       June 15, 2002           18,320       42,692


(1) Options granted in fiscal year 1996 under the 1992 Stock Option Plan. Such options are exercisable as to one-third of the total number of shares on June 15, 1996, and on June 15 of each year thereafter to and including June 15, 1998.

(2) See also "Report of the Compensation Committee on Executive Compensation - Ten-Year Option Repricings."

      Aggregated Option Exercises During 1996 Fiscal Year and Option Values

     The following table provides information as to options exercised by the named executive officers in the Summary Compensation Table during Fiscal 1996 and the number and value of options at March 31, 1996. The Company has no outstanding stock appreciation rights.

                                                     Number of Securities        Value of
                                                    Underlying Unexercised     Unexercised
                      Shares of Common               Options at March 31,      In-the-Money
                       Stock Acquired                  1996 Exercisable/     Options at March
                         on Exercise      Value          Unexercisable           31, 1996
         Name                           Realized(1)                            Exercisable/
                                                                             Unexercisable(2)

R. Neil Hamlin                0             $0           10,000/20,000              --

John M. Gunnarson             0              0           10,000/20,000              --

Barbara S. Remley             0              0           53,400/95,000              --

Robert A. Lucas               0              0           95,000/30,000              --


(1) Value realized is the difference between the option exercise price and the closing price per share on the NASDAQ Small-Cap Market on the date of exercise multiplied by the number of shares acquired on exercise.

(2) Value determined by multiplying the difference between the option exercise price and the closing price per share on the NASDAQ Small-Cap Market on March 31, 1996, by the number of option shares.

Employment Agreement

     Garment has entered into an employment contract with Robert A. Lucas. Pursuant to the terms of the contract, as amended, Mr. Lucas is employed as Vice President of Sales and Marketing through July 14, 1998. Mr. Lucas is required by his contract to devote all of his professional time to Garment's business. His annual base compensation is $150,000. Additional benefits include payment of an annual cash bonus of up to 50% of base compensation as described in Compensation Committee Report - Annual Incentives. Effective April 1, 1996, Mr. Lucas waived the payment of his auto and miscellaneous expense allowance.

Report on Repricing of Options

     See "Report of the Compensation Committee on Executive Compensation - Ten-Year Option Repricings."

Stock Performance Chart

     The chart below compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock during the five fiscal years ended March 31, 1996, with the cumulative total return on the S & P 500 Index and the S & P Textiles Index. The comparison assumes $100 was invested on March 31, 1991, in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.


                           [Graph Omitted]










                     Garment's Fiscal Year Ending March 31,


                             1991           1992            1993            1994            1995            1996
                             ----           ----            ----            ----            ----            ----
Garment Graphics,
Inc.                      $100.00        $125.42          $83.05          $81.36          $40.68          $54.65

S&P 500 Index              100.00         111.04          127.95          129.84          150.05          198.22
S&P Textiles
Index                      100.00         114.45          116.78           95.09           94.75          110.89

                  ITEM 2: INCREASE IN NUMBER OF SHARES RESERVED
                          UNDER 1992 STOCK OPTION PLAN

     In November, 1992, the Board of Directors adopted the Company's 1992 Stock Option Plan (the "1992 Plan") and reserved 350,000 shares of the Company's Common Stock for issuance upon the exercise of options granted pursuant to the terms of the plan. The Company's shareholders approved the Plan on December 24, 1992, and authorized the reservation of 100,000 additional shares for the Plan on August 23, 1994. A general description of the basic features of the 1992 Plan is presented below, but this description is qualified in its entirety by reference to the full text of the plan, a copy of which may be obtained without charge upon written request to Barbara S. Remley, President of the Company.

1. Purpose and Types of Options. The purpose of the 1992 Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers, employees and consultants upon whose efforts the success of the Company will depend to a large degree. Both Incentive Stock Options and Nonqualified Stock Options may be granted under the 1992 Plan.

2. Term. Options may be granted pursuant to the 1992 Plan until the plan is discontinued or terminated by the Board.

3. Administration. The 1992 Plan is administered by the Stock Option Committee of the Board of Directors which serves at the pleasure of the Board. The plan gives broad powers to the Stock Option Committee through the Board, to administer and interpret the 1992 Plan, including the authority to select the key employees to be granted options and to prescribe the particular form and conditions of each option granted.

4. Eligibility. Officers, directors, employees and consultants of the Company are eligible to receive options pursuant to the 1992 Plan. Directors of the Company who are not otherwise employees, upon their election as a director or continuation after an Annual Meeting if not required to be reelected, automatically receive a seven year option to purchase 3,000 shares of Garment Common Stock at the market price on the grant date. In June 1993 and June 1995, Messrs. Perkins, Peterson, Roux and Spell each waived such automatic option grants for the annual meetings held in 1993 through 1998 in exchange for the grant of options to purchase 9,000 shares and 18,000 shares, respectively. See "Election of Directors - Directors Fees."

5. Options. When an option is granted under the 1992 Plan, the Stock Option Committee or the Board at its discretion specifies the option price and the number of shares of Common Stock which may be purchased upon exercise of the option. Unless otherwise determined by the Stock Option Committee or Board of Directors, the option price set by the Stock Option Committee or Board may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant, provided, however, that Incentive Stock Options granted to an Optionee that holds more than 10% of Garment's Common Stock must be priced at 110% of fair market value. The closing bid and asked prices of the Company's Common Stock on the NASDAQ Small-Cap Market were $1.375 and $1.50, respectively, on June 12, 1996. The term during which the option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise are set by the Stock Option Committee or Board but in no event may the option be exercisable more than ten years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then "fair market value" as defined by the plan. Each option granted under the plan is nontransferable during the lifetime of the optionee.

The Stock Option Committee or Board, as the case may be, may impose additional or alternative conditions and restrictions on the options granted under the 1992 Plan. The Stock Option Committee or Board will equitably adjust the maximum number of shares of Common Stock reserved for issuance under the plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidation, stock dividends or other transactions in which the company receives no consideration.

The table below shows the total number of stock options that have been granted to the indicated individuals and groups under the plan:

                                                     Total Number of
Name and Position                                    Options Granted(1)

R. Neil Hamlin, Chairman and Chief                          30,000
Executive Officer

John M. Gunnarson, Vice Chairman and                        30,000
Vice President Manufacturing

Barbara S. Remley, President, Chief                        145,000(2)
Operating Officer and Chief Financial
Officer

Robert A. Lucas, Vice President - Sales                     60,000
and Marketing

Executive Group                                            265,000

Non-Executive Director Group                               108,000(3)

Non-Executive Officer Employee Group                        57,000


(1) This table reflects only the stock options granted to date under the 1992 Plan. Because future option grants are at the discretion of the Stock Option Committee, the future benefits that may be received by these individuals or groups under the 1992 Plan cannot be determined at this time.

(2) Does not include options to purchase 60,000 shares which were granted to Ms. Remley under the Plan but which were subsequently canceled. See "Executive Compensation - Report of the Compensation Committee on Executive Compensation."

(3) The 1992 Plan provides that each non-employee director, upon his or her annual election as a director or continuation after an Annual Meeting if not required to be re-elected, will receive an automatic grant of a seven-year option to purchase 3,000 shares of Garment Common Stock at the market price on the date of grant. Messrs. Perkins, Peterson, Roux and Spell have waived their right to the automatic grant of options through the 1998 Annual Meeting of Shareholders in exchange for the grant to each of them of options to purchase a total of 27,000 shares.

6. Amendment. The Board of Directors may from time to time suspend or discontinue the 1992 Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee except as authorized in the event of a sale, merger, consolidation or liquidation of the Company.

     The Board of Directors seeks the approval of the shareholders to increase the number of shares reserved under the 1992 Plan from 450,000 to 600,000, because the Board considers that making a greater number of stock options available to employees is an effective means to insure the future growth and development of the Company. The 1992 Plan increases the employees' proprietary interest in the Company's success and enables the Company to attract and retain qualified personnel. Because of the employees' positive response to the adoption of the 1992 Plan, the Board finds it is in the Company's best interest that the granting of additional options be made possible. A greater reserve of shares of Common Stock under the 1992 Plan will demonstrate the Company's ongoing ability to recognize the efforts of employees and will strengthen future recruiting efforts.

     Vote Required; Recommendation. The adoption of the amendment to the 1992 Plan requires the affirmative vote of the greater of: (1) a majority of the voting power of shares represented in person or by proxy at the Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting. The Board of Directors recommends that the shareholders vote in favor of the amendment of the 1992 Plan.


                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders ("Insiders") are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended March 31, 1996, all Section 16(a) filing requirements applicable to Insiders were complied with.


                              INDEPENDENT AUDITORS

     The Accounting firm of McGladrey & Pullen, LLP has served as the Company's independent certified public accountant since April 1992 and has been selected by the Board of Directors to continue for the current fiscal year. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.

                              SHAREHOLDER PROPOSALS


     The proxy rules of the Securities and Exchange Commission permit shareholders of a Company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the proxy rules. The Company did not receive from its shareholders any proposals for action at the 1996 Annual Meeting. The Garment 1997 Annual Meeting of Shareholders is expected to be held on or about July 15, 1997, and proxy materials in connection with that meeting are expected to be mailed on or about June 15, 1997. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before March 2, 1997.


                                     GENERAL

     Management knows of no other matters that will be presented at the Annual Meeting of Shareholders. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

     The Annual Report of the Company for the past fiscal year is enclosed herewith and contains the Company's financial statements for the fiscal year ended March 31, 1996. Shareholders may receive, without charge, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission, by writing to: President, GARMENT GRAPHICS, INC., 2260 Woodale Drive, Mounds View, Minnesota, 55112.


                                   For the Board of Directors:



                                   John M. Gunnarson, Secretary


June 28, 1996

                            GARMENT GRAPHICS, INC.
                                      PROXY
                  For 1996 Annual Meeting of Shareholders to be
                   held July 25, 1996 THIS PROXY IS SOLICITED
                       ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Neil Hamlin and Barbara S. Remley, and each of them acting alone, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of Garment Graphics, Inc. (the "Company") registered in the name of the undersigned, at the Company's 1996 Annual Meeting of Shareholders to be held at the Minneapolis Athletic Club, 615 Second Avenue South, Minneapolis, Minnesota, at 3:15 p.m., Minneapolis Time on Thursday, July 25, 1996 and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the Meeting.

1. To elect two Class II directors to hold office until the 1998 Annual Meeting of Shareholders.

   (Nominees: John M. Gunnarson and William H. Spell.)

   [ ] FOR both nominees listed above    [ ]  WITHHOLD AUTHORITY
       (except those whose names have         to vote for both nominees listed
       been written on the line below)        above

(To withhold authority to vote for any individual nominee write that nominee's name on the line below)


- - -------------------------------------------------------------------------------


2. To amend the Garment 1992 Stock Option Plan to increase the number of shares reserved for grant by 150,000.

   [ ]  FOR               [ ]   AGAINST           [ ]      ABSTAIN


3. OTHER MATTERS.  In their discretion, the appointed Proxies are

   [ ]  AUTHORIZED                [ ]    NOT AUTHORIZED

   to vote upon such other business as may properly come before the Meeting.



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL NO. 3.





                                Dated:_____________________________,  1996

                                ----------------------------------------

                                ----------------------------------------

                                ----------------------------------------

                                ----------------------------------------
                                (PLEASE DATE AND SIGN name(s) exactly as
                                shown on your stock certificate.    Executors,
                                administrator, trustees, guardians, etc., should indicate capacity when signing. For stock held in Joint Tenancy, each joint owner should sign.)

                             GARMENT GRAPHICS, INC.

                             1992 STOCK OPTION PLAN
                     (As Amended Through September 15, 1995)

                                   SECTION 1.

                                   DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a)  The "Company" shall mean GARMENT GRAPHICS, INC. a Minnesota corporation.

(b) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

(c) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 12) reserved for options pursuant to this Plan.

(d) The "Plan" means the Garment Graphics, Inc. 1992 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

(e) The "Optionee" for purposes of Section 9 is an employee of the Company or any Subsidiary to whom an incentive stock option has been granted under the Plan. For purposes of Section 10, the "Optionee" is the consultant or advisor to or employee, officer or director of the Company or any Subsidiary to whom a nonqualified stock option has been granted.

(f) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. In the event the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended. As of the effective date of the Plan, a "disinterested" person under Rule 16b-3 generally means a person who, among other things, has not been, at any time within one year prior to his or her appointment to the Committee (or, if shorter, during the period beginning with the initial registration of the Company's equity securities under Section 12 of the Securities Exchange Act of 1934, as amended, and ending with the director's appointment to the Committee) and who will not be, while serving on such Committee, granted or awarded options under the Plan, or under any other plan of the Company or any of its Affiliates entitling participants to acquire stock, stock options, stock appreciation rights or similar rights that have an exercise or conversion privilege or a value derived from equity securities issued by the Company or its Affiliate, except to the extent permitted by Rule 16b-3, or any successor provision.

(g) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.


                                   SECTION 2.

                                     PURPOSE

     The purpose of the Plan is to promote the success of the Company and its subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers, employees, consultants, and advisors upon whose efforts the success of the Company and its subsidiaries will depend to a large degree.

     It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "Incentive Stock Options" under the provisions of Section 422 of the Internal Revenue Code, and through the granting of "Nonqualified Stock Options" pursuant to Section 10 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors.


                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

     The Plan shall be effective as of the date it is adopted by the Board of Directors of the Company.


                                   SECTION 4.

                                 ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Stock Option Committee (hereinafter referred to as the "Committee" and as defined in Section 1(f) of this Plan) which may be appointed by the Board from time to time. The Board or the Committee, as the case may be, shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Board, or the Committee, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board's, or the Committee's, interpretation of the Plan, and all actions taken and determinations made by the Board or the Committee pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

     In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

     Except with respect to options granted to members of the Board of the Company who are not employees of the Company or any Subsidiary ("Non-Employee Directors") and who are serving as members of the Stock Option Committee, the Board or the Committee, as the case may be, shall from time to time, at its discretion and without approval of the shareholders, designate those other directors, officers, employees, consultants or advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted; provided, however, that consultants or advisors stock options shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital-raising transaction. Except with respect to options granted to Non-Employee Directors, the Board or the Committee, as the case may be, shall also designate those employees of the Company or of any Subsidiary to whom incentive stock options shall be granted. Non-Employee Directors who serve as members of the Stock Option Committee shall only be able to participate under the Plan as specified in Section 17 of the Plan.

     The Board or the Committee, as the case may be, may grant additional incentive stock options or nonqualified stock options to some or all participants then holding options or may grant such options solely or partially to new participants. In designating participants, the Board, or the Committee, as the case may be, shall also determine the number of shares to be optioned to each such participant. Notwithstanding the foregoing, neither the Board nor the Committee shall grant Non-Employee Directors who serve as members of the Stock Option Committee any options other than as specified in Section 17 of the Plan.


                                   SECTION 6.

                                      STOCK

     The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Four hundred fifty thousand (450,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 12 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.


                                   SECTION 7.

                                DURATION OF PLAN

     Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the earlier of the date the Plan is approved by the Board or the date it is approved by the shareholders of the Company. Nonqualified stock options may be granted pursuant to the Plan from time to time after the Plan is adopted by the Board and until the Plan is discontinued or terminated by the Board.


                                   SECTION 8.

                                     PAYMENT

     Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, certified check, Common Stock of the Company valued at such stock's then "fair market value" as defined in Section 9 below, or such other form of payment as may be authorized by the Board or the Committee.


                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

     Each incentive stock option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option
Agreement shall be in such form as may be approved from time to time by the Board or the Committee and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. The option price per share shall not be less than one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board or the Committee, as the case may be, grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock per share on the date of the grant of the option. For purposes hereof, if such stock is then reported in the national market system or is listed upon an established exchange or exchanges, "fair market value" of the Common Stock per share shall be the highest closing price of such stock in such national market system or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock. If such stock is not so reported in the national market system or listed upon an exchange, "fair market value" shall be the mean between the "bid" and "asked" prices quoted by a recognized specialist in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes. If such stock is not publicly traded as of the date the option is granted, the "fair market value" of the Common Stock shall be determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options. The Board or the Committee, as the case may be, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

(b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be, but in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option shall be exercisable during a term of not more than five (5) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

(c) Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Board or the Committee, as the case may be, shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "Incentive Stock Option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

(d) Holding Period. The disposition of any shares of Common Stock acquired by an Optionee pursuant to the exercise of an option described above shall not be eligible for the favorable taxation treatment of Section 421(a) of the Internal Revenue Code unless any shares so acquired are held by the Optionee for at least two (2) years from the date of the granting of the option under which the shares were acquired and at least one year after the acquisition of such shares pursuant to the exercise of such option, or such other periods as may be prescribed by the Internal Revenue Code. In the event of an Optionee's death, such holding period shall not be applicable pursuant to Section 421(c)(1) of the Internal Revenue Code.

                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

     Each nonqualified stock option granted pursuant to the Plan shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Board or the Committee, as the case may be, the option price per share shall be equal to one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board or the Committee grants the option. For purposes hereof, the "fair market value" of a share of Common Stock shall have the same meaning as set forth under Section 9(a) herein.

(b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be, but in no event shall any option be exercisable during a term of more than ten (10) years after the date on which it was granted. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

(c) Withholding. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, any federal, state, local or other taxes required by law to be withheld with respect to the option's exercise, the Board or the Committee, as the case may be, may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its "fair market value," as provided under Section 9(a) hereof, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall also comply with such rules as may be adopted by the Board or the Committee to assure compliance with Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(d) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Board, or the Committee, as the case may be, shall deem advisable.


                                   SECTION 11.

                               TRANSFER OF OPTION

     No option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the option, to the extent not fully exercised, shall terminate.


                                   SECTION 12.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

     In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

     Unless otherwise provided in the Option Agreement, in the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), or liquidation of the Company, the Board may, in connection with the Board's adoption of the plan for such transaction, provide for one or more of the following: (i) the equitable acceleration of the exercisability of any outstanding options hereunder; (ii) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such sale, merger, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), or liquidation); and (iii) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for sale, merger, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), or liquidation and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such sale, merger, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), or liquidation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the

Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                   SECTION 13.

                               INVESTMENT PURPOSE

     No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to an Optionee, the Board or the Committee may require the Optionee to (a) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee, as the case may be, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws. The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 13.


                                   SECTION 14.

                             RIGHTS AS A SHAREHOLDER

     An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12 of the Plan).


                                   SECTION 15.

                              AMENDMENT OF THE PLAN

     The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 12, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan, unless such revision or amendment is approved by the shareholders of the Company. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.


                                   SECTION 16.

                        NO OBLIGATION TO EXERCISE OPTION

     The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any subsidiary any obligation to retain the Optionee in its employ for any period.


                                   SECTION 17.

                  GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS

     Each Non-Employee Director who on and after January 1, 1992 is elected or re-elected as a director of the Corporation or whose term of office continues after such meeting of shareholders shall as of the date of such election, re-election, or annual or special meeting automatically be granted an option to purchase 3,000 shares of the Company's Common Stock at an option price per share equal to 100% of the fair market value on such date of one share of the Company's Common Stock. In the case of a special meeting, the action of the holders of shares in electing a Non-Employee Director shall constitute the granting of the option to such Non-Employee Director, and in the case of an annual meeting, the action of the holders of shares in electing or re-electing a Non-Employee Director shall constitute the granting of an option to such Non-Employee Director; and the date when the holders of shares shall take such action shall be the date of grant of the option. No director shall receive more than one option to purchase 3,000 shares pursuant to this Section 17 in any one fiscal year. All such options shall be designated as nonqualified options and shall be subject to the same terms and provisions as are then in effect with respect to granting of nonqualified options to officers and employees of the Company except that the option shall be exercisable as to all of the shares subject to the option as of the date of grant, and shall expire on the earlier of (i) three months after the optionee ceases to be a director (except by disability or death) and (ii) seven (7) years after the date of grant.
Notwithstanding the foregoing, in the event of disability or death of a Non-Employee Director, any option granted to such Non-Employee Director may be exercised at any time within twelve months of the disability or death of such Non-Employee Director or on the date on which the option, by its terms, expires, whichever is earlier.